UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 6, 2007

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-8328                                           84-0608431
      (Commission File Number)                         (I.R.S. Employer
                                                       Identification Number)

                                 (303) 665-5700
              (Registrant's Telephone Number, Including Area Code)

         5405 Spine Road, Boulder, Colorado                   80301
       (Address of Principal Executive Offices)             (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On June 6, 2007, the Compensation Committee of Dynamic Materials Corporation (the "Company") approved the grant of restricted stock under the 2006 Stock Incentive Plan (the "Plan") to the executive officers of the Company set forth below, subject to the terms of the Plan and the award agreement. A copy of the award agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The shares of restricted stock granted to executive officers vest in one-third increments on the first, second and third anniversary of the grant. The restricted shares held by such executive officers will vest immediately upon termination without cause, retirement, death or disability; however, the executive officer will forfeit such shares upon resignation or termination for cause (as defined in the award agreement).

-----------------------------------------------------------  -------------------
                                                             Number of Shares of
                      Executive Officer                       Restricted Stock
                                                                  Granted
-----------------------------------------------------------  -------------------
Yvon Cariou                                                       12,000
  President and Chief Executive Officer
-----------------------------------------------------------  -------------------
John Banker                                                        6,000
  Vice President, Marketing and Sales, Clad Metal Division
-----------------------------------------------------------  -------------------
Rick Santa                                                         6,000
  Vice President, Chief Financial Officer and Secretary
-----------------------------------------------------------  -------------------

     On June 6, 2007, the Compensation Committee also approved the grant of restricted stock under the Plan to the non-employee directors of the Company set forth below, subject to the terms of the Plan and the award agreement. A copy of the award agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The shares of restricted stock granted to non-executive directors vest on the later of (i) the date of the first annual meeting after the date of the grant or (ii) one year following the date of grant. If any director's service as a director terminates for any reason, such director will forfeit any restricted shares that have not vested at such time.

-----------------------------------------------------------  -------------------
                                                             Number of Shares of
                             Director                         Restricted Stock
                                                                  Granted
-----------------------------------------------------------  -------------------
Richard P. Graff                                                   3,000
-----------------------------------------------------------  -------------------
Dean K. Allen                                                      2,500
-----------------------------------------------------------  -------------------
Bernard Hueber                                                     2,500
-----------------------------------------------------------  -------------------
Gerard Munera                                                      2,500
-----------------------------------------------------------  -------------------

ITEM 8.01   Other Events

     On June 7, 2007, the Company issued a press release announcing that the Board of Directors of the Company had declared an annual cash dividend of $0.15 per share. The dividend is payable on July 6, 2007, to stockholders of record as of June 22, 2007. The Company also announced that the amendment to increase the number of authorized shares of common stock to 25 million shares from 15 million shares had been approved by stockholders.

     In addition, the Company announced that Richard P. Graff had been elected as a director at the Company's Annual Meeting held on June 6, 2007. Mr. Graff will serve as the chairman of the Company's audit committee. Mr. Graff is a former partner of PricewaterhouseCoopers LLP, where he served as the audit leader in the United States for the mining industry until his retirement in 2001. Since his retirement, Mr. Graff has been a consultant to the mining industry and most recently, has served as a member of a Financial Accounting Standards Board task force for establishing accounting and financial reporting guidance in the mining sector. Mr. Graff received his undergraduate degree in economics from Boston College and his post-graduate degree in accounting from Northeastern University. Mr. Graff currently serves on the board of directors of Meridian Gold Inc. and NewWest Gold Corporation.

     A copy of the press release announcing the annual cash dividend, the increase in the number of authorized shares of the company's common stock and the appointment of a new director is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   Financial Statements and Exhibits

     (c) Exhibits.

     Exhibit 10.1  Form of Executive Officer Restricted Stock Award Agreement

     Exhibit 10.2  Form of Non-Executive Director Restricted Stock Award
                   Agreement

     Exhibit 99.1  Press Release, dated June 7, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DYNAMIC MATERIALS CORPORATION


                                  By: /s/ Richard A. Santa
                                      ----------------------------------------
                                      Richard A. Santa
                                      Vice President and Chief Financial Officer



Dated:  June 12, 2007

                                INDEX TO EXHIBITS


Number         Description
------         -----------

Exhibit 10.1   Form of Executive Officer Restricted Stock Award Agreement

Exhibit 10.2   Form of Non-Executive Director Restricted Stock Award Agreement

Exhibit 99.1   Press Release, dated June 7, 2007